Exhibit 10.9

ASSUMPTION AND RATIFICATION AGREEMENT

THIS ASSUMPTION AND RATIFICATION AGREEMENT (this “Agreement”), dated as of April 30, 2014, is made and entered into by EPE Acquisition, LLC, a Delaware limited liability company (successor-by-merger to EPE Holdings, LLC, a Delaware limited liability company) (the “Company”), in favor of the Secured Parties (as defined in the Credit Agreement referenced below).

W I T N E S S E T H:

WHEREAS, EPE Holdings LLC, a Delaware limited liability company (“Holdings”), EP Energy LLC, a Delaware limited liability company and wholly owned subsidiary of Holdings (the “Borrower”), the lenders party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, as collateral agent for the Lenders (the “Collateral Agent”), as the swing line lender and as an issuer of Letters of Credit have entered into a certain Credit Agreement dated as of May 24, 2012 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which loans have been made by the Lenders to Borrower and letters of credit will be issued under the several responsibilities of the Lenders for the account of Borrower and for the benefit of Borrower and its Restricted Subsidiaries from time to time; and

WHEREAS, pursuant to the terms of the Credit Agreement, (i) Holdings executed and delivered a certain Guarantee Agreement dated as of May 24, 2012 (as amended, supplemented or modified from time to time, the “Guaranty”) and (ii) Holdings, as one of the pledgors, executed and delivered a certain Collateral Agreement in favor of the Collateral Agent for the benefit of the Secured Parties dated as of May 24, 2012 (as amended, restated, supplemented or modified from time to time, the “Collateral Agreement”; the agreements described in the foregoing clauses (i) and (ii), collectively, the “Subject Documents”); and

WHEREAS, pursuant to a certain Agreement and Plan of Merger dated April 16, 2014, Holdings has merged with and into the Company, with the Company as the surviving entity; and

WHEREAS, the merger was consummated on April 30, 2014 (the “Merger Date”) and on such date the Company, as successor-by-merger to Holdings, became responsible for all of the obligations of Holdings that existed as of the Merger Date; and

WHEREAS, the terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings as so defined in the Credit Agreement;

NOW, THEREFORE, the Company hereby agrees as follows:

Section 1.              Acknowledgement, Ratification and Assumption of Obligations.  The Company hereby expressly acknowledges, ratifies and assumes, effective as of the Merger Date, all covenants, promises and agreements by or on behalf of Holdings that are contained in the Subject Documents and agrees to perform and observe all of the covenants and conditions of each of the Subject Documents to be performed or observed by Holdings thereunder; provided that notwithstanding anything to the contrary in this Agreement, no recourse shall be had, whether by levy or execution, or under any law, or by the enforcement of any assessment or penalty or otherwise, for the payment of any of the Obligations, against the Company or any of the assets of the Company, other than the pledged collateral consisting of the Equity Interests in the Borrower directly owned by the Company (as successor-by-merger to Holdings), it being expressly understood that the sole remedies available to the Collateral Agent and the Secured Parties pursuant to this Agreement with respect to the Obligations of the Company (as successor-by-merger to Holdings) shall be against such pledged collateral.

Nothing contained herein shall limit, restrict or otherwise waive the effect of any provision of Delaware law (or other applicable law) that provides that a party or organization organized under the laws of the State of Delaware that survives a merger shall remain liable for the obligations of the original, pre-merger parties or organizations.

Section 2.              Acknowledgement and Correction of Reference to Pledge Agreement in Guaranty.  The Company hereby acknowledges that each reference in Section 2(g) of the Guaranty to the “Pledge Agreement” was intended to refer instead to the “Collateral Agreement” (and each such reference is hereby deemed amended accordingly).

Section 3.              Representations and Warranties.  The Company represents and warrants that:

(a)           each representation and warranty made by Holdings in each of the Subject Documents is true, correct and complete in all material respects as of the Merger Date and as of the date hereof (except for any such representations and warranties that expressly refer to an earlier date, which shall be true, correct and complete in all material respects as of such earlier date);

(b)           the Company represents and warrants that, as of the Merger Date and as of date hereof, the Company is in compliance with all agreements and covenants contained in the Subject Documents that were applicable to Holdings immediately prior to the Merger Date;

(c)           as of the Merger Date and as of the date hereof, no Default or Event of Default has occurred or is continuing based upon or arising out of acts or omissions of Holdings (prior to the Merger Date) or the Company (on or after the Merger Date); and

(d)           the undersigned is duly authorized to execute this Agreement and legally bind the Company to the performance and obligations hereunder.

Section 4.              Miscellaneous Provisions.

(a)           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.  Delivery of an executed counterpart to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually signed original.

(b)           Notices.  The address to which notices to the Company should be directed is:

Address:	1001 Louisiana Street
Houston, Texas 77002
Attention:	Dane E. Whitehead, Chief Financial Officer
Marguerite N. Woung-Chapman, General
Counsel
Telephone No.:	713-997-4576
Telecopier No.:	713-997-4099
E-mail:	marguerite.woung-chapman@epenergy.com

(c)           Credit Documents.  This Agreement shall be deemed a Credit Document as defined in the Credit Agreement.

Section 5.              GOVERNING LAW; JURISDICTION; VENUE; WAIVER OF JURY TRIAL; CONSENT TO SERVICE OF PROCESS.

(a)           THE TERMS OF SECTIONS 13.12, 13.13 AND 13.15 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AND THE PARTIES HERETO AGREE TO SUCH TERMS.

(b)           EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED IN SECTION 5.01 OF THE COLLATERAL AGREEMENT.  NOTHING IN THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVICE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

IN WITNESS WHEREOF, the undersigned has executed this Assumption and Ratification Agreement as of the date first above written.

EPE ACQUISITION, LLC,
a Delaware limited liability company

By:	/s/Marguerite N. Woung-Chapman
Name: Marguerite N. Woung-Chapman
Title: Senior Vice President

Address: 1001 Louisiana Street, Houston, TX 77002
Attention: Marguerite N. Woung-Chapman
Telephone No.: 713-997-4018
Telecopier No.: 713-997-4099
E-Mail: marguerite.woung-chapman@epenergy.com

Signature Page to Ratification and Assumption Agreement

JPMORGAN CHASE BANK, N.A.,
as Collateral Agent

By:	/s/ Jo Linda Papadakis
Name: Jo Linda Papadakis
Title: Authorized Office

Address: 712 Main Street, Flr 8 S
Attention: Houston, Texas 77002
Telephone No.: (713) 216-7743
Telecopier No.: (713) 216-7770
E-Mail: jo.l.papadakis@jpmorgan.com

Signature Page to Ratification and Assumption Agreement